Supplement to the
Fidelity® Select Portfolios®
April 29, 2008
Prospectus

Effective on January 16, 2009, Utilities Growth Portfolio will be renamed Utilities Portfolio.

Effective the close of business on March 19, 2009, new positions in each of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio may no longer be opened. Shareholders of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio on March 19, 2009, generally will not be allowed to buy shares of the funds except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by March 19, 2009, 2) by participants in a 401(a) plan covered by a master record keeping services agreement between Fidelity and a national federation of employers that included the fund as a core investment option by March 19, 2009, 3) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since March 19, 2009, 4) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, and 5) by a portfolio manager of the fund. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio before an investment is accepted.

Proposed Reorganizations. The Board of Trustees of Fidelity Select Portfolios has unanimously approved Agreements and Plans of Reorganization ("Agreements") between Paper and Forest Products Portfolio and Materials Portfolio, and Networking and Infrastructure Portfolio and Communications Equipment Portfolio.

The Agreements provide for the transfer of all of the assets and the assumption of all of the liabilities of each of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio in exchange for shares of Materials Portfolio and Communications Equipment Portfolio, respectively, equal in value to the relative net asset value of the outstanding shares of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio. After the exchange, each of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio will distribute the Materials Portfolio and Communications Equipment Portfolio shares to its shareholders pro rata, in liquidation of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio (these transactions are referred to as the "Reorganizations").

The Reorganizations can be consummated only if, among other things, they are approved by a "majority of the outstanding voting securities" of the respective fund, as that term is defined under the Investment Company Act of 1940. Special Meetings ("Meetings") of the Shareholders of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio are expected to be held on May 19, 2009, and approval of the Agreements will be voted on at that time. Shareholders of record on March 23, 2009 will be entitled to vote. In connection with the Meetings, Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio will be filing with the Securities and Exchange Commission and delivering to their shareholders of record a Proxy Statement describing their respective Reorganizations and a Prospectus for Materials Portfolio or Communications Equipment Portfolio.

If the Agreements are approved at the Meetings and certain conditions required by the Agreements are satisfied, the Reorganizations are expected to take place in June 2009. If shareholder approval of any Agreement is delayed due to failure to meet a quorum or otherwise, that Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Paper and Forest Products Portfolio or Networking and Infrastructure Portfolio shareholders fail to approve that fund's Agreement, that fund will continue to engage in business as a registered investment company and FMR will consider other options for that fund, potentially including liquidation.

The foregoing is not a solicitation of any proxy. For free copies of the Proxy Statements describing the Reorganizations (and containing important information about fees, expenses and risk considerations) and a Prospectus for Materials Portfolio or Communications Equipment Portfolio, please call 1-800-544-3198 after March 23, 2009. Each prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).

The following information replaces the biographical information for Transportation found in the "Fund Management" section on page 66.

John Mirshekari is manager of Transportation, which he has managed since February 2009. Since joining Fidelity Investments in 2003, Mr. Mirshekari has worked as a research associate and as a research analyst covering the engineering, construction and construction materials sectors for the equity research team.

The following information replaces the biographical information for Electronics found in the "Fund Management" section on page 67.

Stephen Barwikowski is co-manager of Electronics, which he has managed since January 2009. He also manages other Fidelity funds. Since joining Fidelity in 1999, Mr. Barwikowski has worked as both a research associate and research analyst in FMRCo's High Income division.

Christopher Lin is co-manager of Electronics, which he has managed since January 2009. He also manages other Fidelity funds. Since joining Fidelity in 2003, Mr. Lin has worked as both a research associate and research analyst within the Equity Research division of FMRCo.

The following information replaces the biographical information for Environmental found in the "Fund Management" section on page 67.

SEL-09-03 March 13, 2009
1.482105.219

Douglas Simmons is manager of Environmental, which he has managed since February 2009. Mr. Simmons joined Fidelity Investments in 2003 after receiving his MBA from Harvard Business School. Previously, Mr. Simmons was with Hicks, Muse, Tate & Furst from September 1999 until July of 2001.

The following information replaces the biographical information for IT Services found in the "Fund Management" section on page 67.

Kyle Weaver is manager of IT Services, which he has managed since February 2009. Prior to joining Fidelity Investments in May 2008 as a research analyst, Mr. Weaver was a research analyst and portfolio manager for RiverSource Investments, LLC, covering the IT Services, Consumer Retail and Telecommunications sectors since 2002.

The following information replaces the biographical information for Financial Services found in the "Fund Management" section on page 67.

Benjamin Hesse is manager of Financial Services, which he has managed since October 2008. Mr. Hesse joined Fidelity Investments as a research analyst in August 2005, after receiving an MBA from Columbia Business School in 2005. Previously, Mr. Hesse was a research analyst intern at Credit Suisse Asset Management in New York.

The following information replaces the biographical information for Home Finance found in the "Fund Management" section on page 67.

Christopher Lee is manager of Home Finance, which he has managed since February 2009. He joined Fidelity Investments in 2004 after receiving his MBA from the Sloan School of Management at the Massachusetts Institute of Technology.

The following information replaces the biographical information for Automotive found in the "Fund Management" section on page 67.

Michael Weaver is manager of Automotive, which he has managed since February 2009. Since joining Fidelity Investments in 2005, Mr. Weaver has worked as a research analyst in the High Income department of FMRCo covering the automotive and financial sectors.

The following information replaces the biographical information for Banking found in the "Fund Management" section on page 67.

Vincent Montemaggiore is manager of Banking, which he has managed since June 2008. Mr. Montemaggiore joined Fidelity Investments in 2005 as an equity research analyst. Prior to joining Fidelity, Mr. Montemaggiore worked as an investment banking senior analyst for De Guardiola Advisors, Inc. in New York from 2002 until 2003. From 2000 until 2002, he was as an investment banking analyst working with the Financial Services Industry for Putnam Lovell Securities, Inc. in New York.

The following information replaces the biographical information for Health Care found in the "Fund Management" section on page 67.

Edward Yoon is manager of Health Care, which he has managed since October 2008. Mr. Yoon joined Fidelity Investments in July 2006 as a research analyst. Prior to joining Fidelity, he worked for JP Morgan Asset Management as an analyst and co-fund manager from 2002 until 2006.

The following information replaces the biographical information for Medical Delivery found in the "Fund Management" section on page 67.

Andrew Hatem is manager of Medical Delivery, which he has managed since February 2009. Since joining Fidelity Investments in 1994, Mr. Hatem has worked as an investment analyst, sector research specialist, research analyst and portfolio manager.

The following information replaces the biographical information for Software and Computer Services found in the "Fund Management" section on page 68.

Brian Lempel is manager of Software & Computer Services, which he has managed since February 2009. Since joining Fidelity Investments in 2004, Mr. Lempel has worked as a research associate and research analyst.